SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 2009
                                                         -----------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


           1900 West Field Court, Lake Forest, Illinois       60045
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             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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Item 1.01. Entry into a Material Definitive Agreement

The Board of Directors of Pactiv Corporation (the "Corporation") approved an amendment to the Pactiv Corporation Change-In-Control Severance Benefit Plan for Key Executives (which agreement was filed as Exhibit 10.6 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2008) to clarify the provisions relating to how performance shares are paid out in the event of a Change in Control (as defined therein). The Corporation's Amended and Restated Change-In-Control Severance Benefit Plan for Key Executives is attached hereto as Exhibit 10.6.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Corporation approved and adopted amendments to
Article II, Section 1(C) of the Corporation's Bylaws regarding the process by which persons over the age of 72 can be eligible for election or reelection to the Board of Directors. The Corporation's Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 4, 2009

PACTIV CORPORATION


By: /s/ Joseph E. Doyle
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    Joseph E. Doyle
    Vice President and General Counsel